UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

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Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

BURNHAM INVESTORS TRUST
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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March 1, 2013

Dear Shareholder:

     We are pleased to invite you to a Special Meeting of Shareholders (“Shareholder Meeting”) of Burnham Investors Trust (the “Trust”) to be held in our offices, 1325 Avenue of the Americas, 26th Floor, New York, New York on April 25, 2013 at 11:00 a.m. Eastern Time. At the Shareholder Meeting, you will be asked to vote on the following important proposal:

•	Election of the Board of Trustees of the Trust.

     This package contains information about this proposal and the materials to use when voting by mail, telephone, or through the Internet.

     After reviewing the matter carefully, your Board of Trustees unanimously recommends that you vote “FOR” the nominees for election as Trustees.

     The enclosed Q&A is provided to assist you in understanding the proposal. The proposal is described in greater detail in the Proxy Statement.

     Please read the enclosed materials and cast your vote on the proxy card(s) or by telephone or via the Internet. Your vote is extremely important, no matter how large or small your holdings may be.

     The Trust is using AST Fund Solutions, LLC, a professional proxy solicitation firm, to assist shareholders in the voting process. If you have any questions regarding the proposal or need assistance in completing your proxy card, please contact our proxy solicitor, toll-free at 877-536-1561.

     Thank you for your time in considering this important proposal and for your continuing investment and support of Burnham Investors Trust.

Sincerely,

Jon M. Burnham
President and Chief Executive Officer

IMPORTANT INFORMATION
FOR FUND SHAREHOLDERS

     While we encourage you to read the full text of the enclosed Proxy Statement, for your convenience, we have provided a brief overview of the proposal affecting the Burnham Fund, Burnham Financial Services Fund and Burnham Financial Industries Fund (the “Funds”) that requires a shareholder vote.

Questions and Answers About the Proposal

Q.	Why am I being asked to vote for Trustees?
A.	On January 4, 2013, three members of the Board of Trustees of the Trust retired from service as Trustees, resulting in less than a majority of the Trustees having been elected by shareholders. The Investment Company Act of 1940, as amended (the “1940 Act”) requires that in such a situation, the Board of Trustees shall call a meeting of shareholders to be held as promptly as possible and in any event within 150 days for the purpose of electing trustees to fill any vacancies. Accordingly, a shareholder meeting to elect new Trustees is required. The Board believes it is appropriate for the remaining Trustee who was previously elected by shareholders to also stand for election at this time. Your vote is important and can make a difference in the governance of the Funds.
Q.	How were the nominees chosen?
A.	The Trust’s Nominating Committee, which is responsible for reviewing and making recommendations to the Board with respect to the composition of the Board, considered what it believed to be appropriate skills and criteria for new Trustees, and conducted a search for qualified candidates for Board membership, interviewing candidates extensively, and seeking nominees who were both qualified and who would bring relevant expertise to the Board.
Q.	If the Trustee nominees are elected by shareholders, how many Board members will sit on the Board?
A.:	If all nominees are elected, the Board will consist of four Trustees, three of whom would be “Independent Trustees.” Three of these individuals currently serve as Trustees; and one will be new to the Board. (“Independent Trustees” are those Trustees who are not “interested persons” of the Trust, as that term is defined in the 1940 Act.)
Q.	Who are the nominees?
A.	Three incumbent Trustees, Jon Burnham, William F. Connell, and Bruce Mac Corkindale, and an additional nominee, Margaret M. Eisen.

Q.	How long will each Trustee serve?
A.	If elected, each Trustee holds office until he or she resigns, retires, or is removed from the Board as provided in the Trust’s governing documents.
Q.	How does the Board recommend that I vote?
A.	After careful consideration, the Board, including all of the Independent Trustees, unanimously recommends that you vote FOR the nominees for election as Trustees.
Q.	When and where will the shareholders’ meeting be held?
A.	The shareholders’ meeting will be held at the offices of Burnham Investors Trust, 1325 Avenue of the Americas, 26th Floor, New York, NY 10019 on April 25, 2013, at 11:00 a.m., Eastern Time.
Q.	Will the Funds pay for the proxy solicitation and related legal costs?
A.	Yes. Each Fund will pay its pro rata share of the expenses associated with the proxy solicitation.
Q.	Do I have to attend the shareholders’ meeting in order to vote my shares?
A.	No. You can simply mail in the enclosed proxy card(s) or use the telephone or internet procedures for voting your shares as set forth below.
Q.	How can I vote my shares?
A.	You may choose from one of the following options, as described in more detail on the enclosed proxy card(s):
•	By mail, using the enclosed proxy card(s) and return envelope;
•	By telephone, using the toll free number on the enclosed proxy card(s);
•	Through the Internet, using the website address on the enclosed proxy card(s); or
•	In person at the shareholder meeting.
Q.	Whom should I contact for additional information or if I have any questions about the enclosed Proxy Statement?
A.	Please contact our proxy solicitor, AST Fund Solutions, toll free, at 877-536-1561

BURNHAM INVESTORS TRUST
1325 AVENUE OF THE AMERICAS
26th FLOOR
NEW YORK, NY 10019

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

     Notice is hereby given that a Special Meeting of Shareholders (the “Shareholder Meeting”) of the Burnham Investors Trust (the “Trust”) will be held at the Trust’s offices at 1325 Avenue of the Americas, 26th Floor, New York, NY 10019 on April 25, 2013, at 11:00 a.m., Eastern Time, for the following purpose and to transact such other business, if any, as may properly come before the Shareholder Meeting:

     Proposal: Election of the Board of Trustees of the Trust.

     The Trust’s Board of Trustees recommends that shareholders vote FOR the nominees for election as Trustees (the “Proposal”).

     Holders of record of shares of each Fund at the close of business on February 15, 2013 are entitled to vote at the Shareholder Meeting and at any adjournments or postponements thereof with respect to the Proposal. Shareholders are entitled to one vote for each share held and each fractional share is entitled to a proportionate fractional vote.

By Order of the Board of Trustees,

Jon M. Burnham
President and Chief Executive Officer

     IMPORTANT— WE NEED YOUR PROXY VOTE IMMEDIATELY

     A shareholder may think that his or her vote is not important, but it is vital. We urge you to vote, sign and date the enclosed proxy card and return it in the enclosed envelope which requires no postage if mailed in the United States (or to take advantage of the telephonic or internet voting procedures described on the proxy card). Your prompt return of the enclosed proxy card (or your voting by other available means) may save the necessity of further solicitations. If you wish to attend the Shareholder Meeting and vote your shares in person at that time, you will still be able to do so.

     Important Notice Regarding Availability of Proxy Statement for the Shareholder Meeting to be held on April 25, 2013. This Proxy Statement is available on the Internet at www.burnhamfunds.com.

     In order to vote your shares via the internet please be sure to refer to the instructions and the control number provided on your mailed proxy card.

BURNHAM INVESTORS TRUST
1325 AVENUE OF THE AMERICAS
26th FLOOR
NEW YORK, NY 10019

PROXY STATEMENT

     This Proxy Statement is furnished in connection with the solicitation of proxies by and on behalf of the Board of Trustees of Burnham Investors Trust (the “Trust”) for use at a Special Meeting of Shareholders (the “Shareholder Meeting”) of the Trust to be held on April 25, 2013, at 11:00 a.m., Eastern Time, at the Trust’s offices at 1325 Avenue of the Americas, 26th Floor, New York, NY 10019. The Trust is an open-end management investment company, organized as a Delaware statutory trust, currently comprised of three (3) separate investment portfolios (each a “Fund and collectively, the “Funds”). As used in this Proxy Statement, each Fund’s shares are referred to as “Shares.”

     This Proxy Statement and the enclosed proxy cards are expected to be distributed to shareholders on or about March 1, 2013, or as soon as practicable thereafter. The solicitation of proxies will occur principally by mail, but proxies may also be solicited by telephone, facsimile, internet or personal interview.

     The Funds will pay their pro-rata share of the expenses associated with this Proxy Statement and solicitation. The Trust has engaged AST Fund Solutions, an independent proxy solicitation firm, to assist in soliciting proxies. The cost of AST Fund Solutions’ services with respect to the Trust is estimated to be $17,500, plus reasonable out-of-pocket expenses.

     The Trustees have fixed the close of business on February 15, 2013 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Shareholder Meeting and any adjournment or postponement thereof (the “Record Date”). As of the Record Date, there were 4,964,296.262, 2,866,193.731, and 5,231,689.274 issued and outstanding Shares of the Burnham Fund, the Burnham Financial Services Fund and the Burnham Financial Industries Fund, respectively.

     COPIES OF EACH FUND’S MOST RECENT ANNUAL AND SEMI-ANNUAL REPORTS, INCLUDING FINANCIAL STATEMENTS, HAVE PREVIOUSLY BEEN MAILED TO SHAREHOLDERS. THE TRUST WILL FURNISH TO ANY SHAREHOLDER UPON REQUEST, WITHOUT CHARGE, AN ADDITIONAL COPY OF ANY FUND’S MOST RECENT ANNUAL REPORT AND SUBSEQUENT SEMI-ANNUAL REPORT TO SHAREHOLDERS. ANNUAL REPORTS AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS MAY BE OBTAINED BY TELEPHONE TOLL-FREE AT: 1-800-874-3863; OR BY VISITING: www.burnhamfunds.com.

     A proxy card is enclosed with respect to the Shares you own in each Fund. If you return a properly executed proxy card, the Shares represented by it will be voted at the Shareholder Meeting in accordance with the instructions thereon. Each full Share is entitled to one vote as to any matter on which it is entitled to vote and each fractional Share to a proportionate fractional vote. If you do not expect to be present at the Shareholder Meeting and wish your Shares to be voted, please complete the enclosed proxy card and mail it in the enclosed reply envelope, or vote by telephone or the Internet as described on the proxy card.

     The following table summarizes the Proposal to be voted on at the Shareholder Meeting and indicates those shareholders that are being solicited with respect to the Proposal.

Proposal	Shareholders Solicited
(1) To elect four Trustees of the Trust.	The shareholders of all Funds of the Trust will vote together and not separately by Fund.

     Any shareholder giving a proxy may revoke it at any time before it is exercised by submitting to the Trust a written notice of revocation, by the execution of a later-dated proxy, or by attending the Shareholder Meeting and voting in person.

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PROPOSAL

ELECTION OF TRUSTEES

     The Trust’s Board of Trustees recommends that shareholders vote FOR the nominees for election as Trustees.

Background

     On January 4, 2013, three members of the Board retired from service as Trustees due to retirement, resulting in less than a majority of the Trustees having been elected by shareholders. The Investment Company Act of 1940, as amended (the “1940 Act”), requires that in such a situation, the Board of Trustees shall call a meeting of shareholders to be held as promptly as possible and in any event within 150 days for the purpose of electing trustees to fill any vacancies. Accordingly, a shareholder meeting to elect new Trustees is required. The Board believes it is appropriate for the remaining Trustee who was previously elected by shareholders to also stand for election at this time. Your vote is important and can make a difference in the governance of the Funds.

     The Trust’s Nominating Committee, which is responsible for reviewing and making recommendations to the Board with respect to the composition of the Board, considered what it believed to be appropriate skills and criteria for new Trustees, and conducted a search for qualified candidates for Board membership, interviewing candidates extensively, and seeking nominees who were both qualified and who would bring relevant expertise to the Board.

     The Nominating Committee selected and recommended, and the Board unanimously approved, the nominees in the Proxy Statement to stand for election.

     If all nominees are elected, the Board will consist of four Trustees, three of whom would be “Independent Trustees.” Three of these individuals currently serve as Trustees; and one will be new to the Board. (An “Independent Trustee” is a Trustee who is not an “interested person” of the Trust, as that term is defined in the 1940 Act; and an “Interested Trustee” is a Trustee who is an “interest person” of the Trust, as that term is defined in the 1940 Act.)

     Other than Ms. Eisen, the nominees for election to the Board currently serve as Trustees and have served in that capacity continuously since originally appointed. Each nominee has consented to being named in this Proxy Statement and has indicated his or her willingness to serve if elected. In the unanticipated event that any nominee should be unable to serve, the persons named as proxies may vote for such other person as shall be designated by the Trust’s Board of Trustees. The persons named on the accompanying proxy card intend to vote at the Shareholder Meeting (unless otherwise directed) for the election of the nominees named below as Trustees of the Trust.

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     The following table sets forth the names of the nominees, their addresses, their years of birth, term of office (including the length of time served as a Trustee), principal occupations for at least the past five years, any other directorships they hold in companies which are subject to the reporting requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or are registered as investment companies under the 1940 Act, and the number of portfolios in the Burnham Investors Trust Fund Complex that they oversee (or will oversee if elected).

     Although the Trust was formed in 1998, the dates of service shown below include any time spent as a director of the Trust’s predecessor organization, Burnham Fund, Inc., which was formed in June of 1975.

Nominees for Election

Name, Address and Year of Birth[1]	Position(s) Held with the Funds	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Director[3]	Other Directorships Held by Trustee[4]
Interested Trustee Nominee Jon M. Burnham* Year of Birth: 1936	Chairman, President, Chief Executive Officer and Trustee	Since 1989	Chairman and Chief Executive Officer of Burnham Asset Management Corporation since 1995; Director of Burnham Asset Management Corporation since 1989; and Director of Burnham Securities Inc. since 1989.	3	N/A
Independent Trustee Nominees
Margaret M. Eisen Year of Birth: 1953	Nominee for Trustee	N/A	Managing Director, CFA Institute, 2005-2008; President and Chief Investment Officer, EAM International (finance and asset management) 2003-2004.	3

Board of Trustees, Columbia Wanger Acorn Family of Mutual Funds, 2002-Present; Principal Transactions Committee of Board of Directors, One William Street, 2008-Present; Board of Directors, Audit and Compensation Committees, Agenus Corporation, 2003-2009

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Name, Address and Year of Birth[1]	Position(s) Held with the Funds	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Director[3]	Other Directorships Held by Trustee[4]
William F. Connell Year of Birth: 1944	Trustee	Since June 2012	Founding Partner, Connell & Andersen LLP, formerly Connell & Taylor (1983 to present); and Founding Partner Connell & Wiener (1983 to present).	3	Director – Sumitomo Trust and Banking Co. (USA) Ltd. (1989-2007)
Bruce Mac Corkindale Year of Birth: 1950	Trustee	Since 2010	President and Managing Partner, Bruce Mac Corkindale, CPA, P.C., since 1985	3	N/A

* Mr. Burnham is an “Interested Trustee” under the 1940 Act because he is employed as the Chief Executive Officer of Burnham Asset Management Corporation, the Fund’s investment adviser (the “Adviser”).

1 Each Trustee may be contacted by writing to the Trustee, c/o Burnham Investors Trust, 1325 Avenue of the Americas, 26th Floor, New York, New York 10019.

2 Each Trustee holds office until he or she resigns, retires or is removed from the Board as provided in the Trust’s governing documents.

3 The Burnham Investors Trust Fund Complex consists of the Trust and each of its portfolios. As of February 15, 2013, the Trust consisted of 3 portfolios.

4 This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Exchange Act (i.e., “public companies”) or other investment companies registered under the 1940 Act.

Board and Committee Meetings

     During the fiscal year ended December 31, 2012, the Trustees met eight times. Each of the Trustees then serving on the Board attended at least 75% of the meetings of the Board of Trustees and applicable Committees, if any, that he was eligible to attend.

     The Board has a standing Audit Committee consisting of Messrs. Mac Corkindale and Connell. All of the members of the Audit Committee are Independent Trustees. The Audit Committee reviews the scope and results of the Trust’s annual audit with the Trust’s independent registered public accounting firm and recommends the engagement of such accounting firm. The Audit Committee met two times during the fiscal year ended December 31, 2012.

     The Board has a standing Nominating Committee currently consisting of Mr. Mac Corkindale and Mr. Connell, each an Independent Trustee. The Nominating Committee is responsible for considering candidates for election to the Board in the event a position is vacated or created. The Nominating Committee meets as necessary. The Nominating Committee met four times during the fiscal year ended December 31, 2012.

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     The Nominating Committee’s Charter provides for certain criteria to be used in evaluating candidates to serve as Independent Trustees. In reviewing a potential nominee and in evaluating the re-nomination of current Independent Trustees, the Nominating Committee applies the following criteria: (i) the candidate may not be an “interested person” of the Trust, any adviser or sub-adviser of a Fund, or the Trust’s principal underwriter, (ii) the candidate should have a reputation for integrity, honesty and adherence to high ethical standards, (iii) the candidate should have a commitment to understand the Trust and the responsibilities of an Independent Trustee of an investment company and to regularly attend and participate in meetings of the Board and the committees of which the candidate would be a member, (iv) the candidate should not have a conflict of interest that would impair the candidate’s ability to represent the interests of all the shareholders and to fulfill the responsibilities of an Independent Trustee, and (v) the candidate should have the ability to serve a sufficient number of years before reaching the Trust’s mandatory retirement age for Independent Trustees. For each candidate, the Nominating Committee evaluates specific experience in light of the makeup of the then current Board. The Nominating Committee does not necessarily place the same emphasis on each criteria and each nominee may not have each of these qualities.

     While the Nominating Committee will consider candidates timely recommended by shareholders to serve as trustee, the Nominating Committee may only act upon such recommendations if there is a vacancy on the Board or the Nominating Committee determines that the selection of a new or additional Independent Trustee is in the best interests of the Trust. Any recommendation should be submitted in writing to the Secretary of the Trust, c/o Burnham Asset Management Corp., 1325 Avenue of the Americas, New York, New York 10019. Any submission should include at a minimum the following information: as to each individual proposed for election or re-election as an Independent Trustee, the name, age, business address, residence address and principal occupation or employment of such individual, the class, series and number of shares of the Fund(s) of the Trust that are beneficially owned by the shareholder recommending an individual as a candidate, the date such shares were acquired and the investment intent of such acquisition, whether such shareholder believes such individual is, or is not, an Independent Trustee, and information regarding such individual that is sufficient, in the discretion of the Committee, to make such determination. In a case where the Trust is holding a meeting of shareholders, any such submission, in order to be considered for inclusion in the Trust’s proxy statement, should be submitted within a reasonable time before the Trust begins to print and mail its proxy statement. The Nominating Committee charter specifically precludes discrimination against nominees on the basis of age, race, religion, national origin, sex, sexual orientation, disability or any other basis proscribed by law. Any shareholder recommendation must be submitted in compliance with all of the pertinent provisions of Rule 14a-8 under the Exchange Act to be considered by the Nominating Committee.

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     A copy of the Nominating Committee Charter is attached as Exhibit A.

     The Board has a standing Valuation Committee currently consisting of Mr. Mac Corkindale and Mr. Connell, each an Independent Trustee. The Valuation Committee has responsibility for the fair value pricing of any securities held by the Funds, as necessary. The Valuation Committee of the Board met five times during the fiscal year ended December 31, 2012.

BOARD STRUCTURE

     Assuming each of the nominees is elected and qualifies, the Board will be comprised of four Trustees, three of whom (75%) are Independent Trustees. The Board has appointed Mr. Burnham (an Interested Trustee) as its Chairman and Chief Executive Officer. The Board has established the position of Lead Independent Trustee. Mr. Mac Corkindale serves as the Lead Independent Trustee. The Lead Independent Trustee, among other responsibilities, chairs meetings of the Independent Trustees, serves as a spokesperson for the Independent Trustees, and serves as a liaison between the Independent Trustees and the Trust’s management between Board meetings. The Board has established three standing committees: the Audit Committee, the Nominating Committee and the Valuation Committee. These committees are chaired by, and composed entirely of, Independent Trustees.

     The Trustees annually evaluate the performance of the Board and the committees, which evaluation includes considering the effectiveness of the Board’s committee structure. The Board believes that its leadership structure, including an Interested Trustee as the Chair and an Independent Trustee as the Lead Independent Trustee, is appropriate in light of the asset size of the Trust, the number of Funds offered by the Trust, and the nature of its business. The Board believes that having a super-majority of Independent Trustees is appropriate and in the best interests of Fund shareholders. The Board, including the Independent Trustees, believes the existing structure enables them to exercise effective oversight over the Funds and their operations.

RISK OVERSIGHT

     The Board’s primary role is oversight of the Trust and the Funds. Day-to-day risk management functions are subsumed within the responsibilities of the Funds’ Adviser and Mendon Capital Advisers Corp. (the “Sub-Adviser” or “Mendon”) and other service providers (depending on the nature of the risk). The Funds are subject to a number of risks, including investment, compliance, valuation and operational risks. The Board interacts with and reviews reports from the Adviser and Sub-Adviser, the independent registered public accounting firm for the Funds, and the sub-administrator regarding risks faced by the Funds and the service providers’ risk functions. The Board performs its oversight responsibilities as part of its Board and Committee activities. The Board has delegated to the Audit Committee oversight responsibility of the integrity of the Trust’s financial statements, the Trust’s compliance with legal and regulatory requirements as they

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relate to the financial statements, the independent auditor’s qualifications and independence, the Trust’s internal controls over financial reporting, the Trust’s disclosure controls and procedures and the Trust’s Code of Business Conduct and Ethics pursuant to the Sarbanes-Oxley Act of 2002. The Audit Committee reports areas of concern, if any, to the Board for discussion and action.

     The Board, including the Independent Trustees, has approved the Trust’s compliance program and appointed the Trust’s Chief Compliance Officer (“CCO”), who is responsible for testing the compliance procedures of the Trust and certain of its service providers. Senior management and the CCO report at least quarterly to the Board regarding compliance matters relating to the Trust, and the CCO annually assesses (and reports to the Board regarding) the operation of the Trust’s compliance program. The Independent Trustees meet at least quarterly with the CCO outside the presence of management. The Independent Trustees also regularly meet outside the presence of management and have engaged independent legal counsel to assist them in performing their oversight responsibilities.

QUALIFICATIONS AND EXPERIENCE OF NOMINEES

     The Board believes that each nominee’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other nominees lead to the conclusion that each nominee should serve as a Trustee of the Trust. Among other attributes common to all nominees are their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the Adviser and Sub-Adviser, other service providers, counsel and the independent registered public accounting firm, to exercise effective business judgment in the performance of their duties, and to represent the interests of all the shareholders. A nominee’s ability to perform the duties effectively may have been attained through educational background or professional training; business, consulting or academic positions; experience from service as a Trustee of the Trust, or in various roles at public companies, private entities or other organizations; and/or other life experiences. In addition to these shared characteristics, set forth below is a brief discussion of the specific qualifications, attributes or skills of each nominee that supports the conclusion that each nominee is qualified to serve as a Trustee.

Independent Trustees

     Mr. Mac Corkindale has served as an Independent Trustee on the Board since 2010. His relevant experience includes being a Certified Public Accountant with 38 years of experience in public accounting, an independent consultant with respect to tax, accounting and financial reporting matters and director and officer of various non-public entities.

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     Mr. William F. Connell has served on the Board as an Independent Trustee since June 2012. His relevant experience includes over 25 years of experience in law and business, including founding a legal practice focusing on international banking, as well as advising lenders in corporate finance, asset-backed finance, commodity finance and other lending transactions.

     Margaret M. Eisen. Ms. Eisen has experience with financial, regulatory and investment matters as a result of her position as a managing director with responsibility for multibillion dollar portfolios of equities, both public and private, at two of the largest corporate pension funds in the United States. She also acquired such experience through her position as a managing director of the CFA Institute, which sets standards for measuring competence and integrity in the fields of portfolio management and investment analysis. Ms. Eisen has experience with board functions through her position as a director of a public operating company. Ms. Eisen has served as an independent trustee on the board of other registered investment companies for the past ten years.

Interested Trustee

     Mr. Burnham has served on the Board as an Interested Trustee since 1989. His relevant experience includes being the Chairman, President, Chief Executive Officer and Trustee of the Trust, Chairman, Chief Executive Officer and Director of the Adviser and Burnham Securities Inc., the Trust’s principal underwriter, and the portfolio manager to the Burnham Fund.

Trustee Compensation

     The following table provides information about the fees received by the Trustees serving on the Board for the fiscal year ended December 31, 2012.

Trustee	Aggregate Compensation from Trust	Pension or Retirement Benefits Accrued As Part of Funds Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Trust and Fund Complex Paid to Trustee
Interested Trustee
Jon M. Burnham	None	None	None	None
Independent Trustees
William F. Connell*	$10,800	None	None	$10,800
Joyce E. Heinzerling**	$24,900	None	None	$24,900
John C. McDonald**	$24,900	None	None	$24,900
Bruce Mac Corkindale	$24,100	None	None	$24,100
Robert F. Shapiro**	$29,100	None	None	$29,100

*	Mr. Connell was elected to the Board on June 22, 2012.
**	Messrs. Shapiro and McDonald and Ms. Heinzerling retired from the Board on January 4, 2013.
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     Fund Shares Owned by Board Members. The following table shows each Trustee nominee’s ownership of shares of each Fund and of all Funds of the Trust served by the Trustee as of December 31, 2012.

Name of Trustee	Dollar Range of Equity Securities in the Fund(1)	Aggregate Dollar Range of Equity in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Interested Trustees
Jon M. Burnham	Burnham Fund – over $100,000	over $100,000
Burnham Financial Services
Fund – $10,001–$50,000
Burnham Financial Industries
Fund – None
Independent Trustees
William F. Connell	Burnham Fund – $10,001–$50,000	$10,001–$50,000
Bruce Mac Corkindale	Burnham Fund – $10,001–$50,000	$50,001–$100,000
Burnham Financial Services
Fund – None
Burnham Financial Industries
Fund – $50,001–$100,000
Margaret M. Eisen	None	None

(1) Securities “beneficially owned” as defined under the Exchange Act, include direct and or indirect ownership of securities where the Trustee’s economic interest is tied to the securities, employment ownership and securities where the Trustee can exert voting power and where the Trustee has authority to sell the securities. The dollar ranges are: None, $1-$10,000, $10,001-$50,000, $50,001-$100,000 and over $100,000.

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     Officers of the Trust. The officers of the Trust, their respective years of birth, their positions with the Fund, their term of office and length of time serviced, and their principal occupations for the last five years are set forth below. Unless otherwise noted, the business address of each officer is c/o Burnham Asset Management Corp., 1325 Avenue of the Americas, 26th Floor, New York, New York 10019. None of the officers receive compensation from the Trust for their services. Officers are elected by the Trustees and hold office until such time as they resign or are replaced by the Trustees. Debra Hyman is the daughter of Jon Burnham.

Name and Year of Birth	Position Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Thomas N. Calabria Year of Birth: 1968	Chief Compliance Officer (“CCO”) and Secretary	CCO since 2006 and Secretary since June 2012	Chief Compliance Officer of the Adviser since 2007; Vice President of the Adviser and Distributor, 2005 to Present.

Pat A. Colletti Year of Birth: 1958	Chief Financial Officer and Treasurer	Since June 2012	Independent Consultant (2010-2012); First Vice President, Burnham Asset Management Corporation (2004-2010).

Ronald M. Geffen Year of Birth: 1952	Vice President	Since 1990	Managing Director of the Adviser and the Distributor, since 1990.

Debra B. Hyman Year of Birth: 1961	Executive Vice President	Since 1989	Vice President and Director of the Adviser and the Distributor, since 1990.

Frank A. Passantino Year of Birth: 1964	First Vice President, Assistant Secretary and Anti-Money Laundering Compliance Officer	Since 1999	First Vice President of the Adviser and the Distributor, since 1990.

     THE TRUSTEES UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS VOTE “FOR” EACH OF THE NOMINEES FOR ELECTION AS TRUSTEES.

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ADDITIONAL INFORMATION

Independent Registered Public Accounting Firm

     Tait Weller & Baker LLP (“TWB”), 1818 Market Street, Philadelphia, PA 19103, serves as independent registered public accounting firm for the Trust. It is not expected that any representatives of TWB will attend the Shareholder Meeting or be available to answer questions. TWB served as the Trust’s independent registered public accounting firm for the fiscal years ended December 31, 2012 and December 31, 2011. Another independent registered public accounting firm served in that role for prior fiscal years.

Independent Accountants’ Fees

     Audit Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered to the Trust by the principal accountant for the audit of the Trust’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $66,600 for December 31, 2012 and $82,300 for December 31, 2011.

     Audit-Related Fees. The aggregate fees billed in each of the last two fiscal years for assurance and related services rendered to the Trust by the principal accountant that are reasonably related to the performance of the audit of the Trust’s financial statements and are not reported under paragraph (a) of this Item are $0 for December 31, 2012 and $0 for December 31, 2011.

     Tax Fees. The aggregate fees billed in each of the last two fiscal years for professional services rendered to the Trust by the principal accountant for tax compliance, tax advice, and tax planning are $18,000 for December 31, 2012 and $23,000 for December 31, 2011. The services for each of the fiscal years ended December 31, 2012 and December 31, 2011 consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; and (iii) tax advice regarding tax qualification.

     All Other Fees. The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are for $0 for December 31, 2012 and $0 for December 31, 2011.

     Pre-Approval Policies and Procedures. Pursuant to its charter, the Trust’s Audit Committee must pre-approve all audit and non-audit services to be provided to the Trust. The Trust also pre-approves any non-audit services provided by the Trust’s principal accountant to the Adviser. A copy of the pre-approval policies (Approval of Audit, Audit-Related, Tax and Other Services Provided by the Independent Registered Public Accounting Firm) is attached as Exhibit B. There

12

were no Audit-Related Fees, Tax Fees or other fees that were approved during the last fiscal year under the “de minimis” exception provided by paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

     Non-Audit Fees. The aggregate non-audit fees billed by the Trust’s accountant for services rendered to the Trust and to the Trust’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and whose activities are overseen by the Trust’s investment adviser) and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Trust for each of the Trust’s last two fiscal years are $0 for December 31, 2012 and $0 for December 31, 2011.

Required Vote and Voting Information.

     With respect to the Proposal, a plurality of Shares of all Funds of the Trust, voting together and not separately by Fund, is required to elect a Trustee. That means that the four nominees who receive the highest number of votes cast at the Shareholder Meeting will be elected as Trustees.

     The presence in person or by proxy of the holders of one-third of the Shares of a Fund entitled to vote shall constitute a quorum for the transaction of business with respect to such Fund at the Shareholder Meeting. For purposes of determining the presence of a quorum, abstentions and broker “non-votes” will be treated as shares that are present but that have not been voted. Broker “non-votes” are proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owners or other persons entitled to vote Shares on a particular matter with respect to which the brokers or nominees do not have discretionary power. Abstentions and broker non-votes do not constitute a vote “FOR” and effectively result in a vote “AGAINST” the Proposal.

     If a quorum is not present at the Shareholder Meeting, or if a quorum is present at the Shareholder Meeting but sufficient votes to approve the Proposal are not received, the persons named as proxies, or their substitutes, may propose and vote for one or more adjournments of the Shareholder Meeting to permit the further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those Shares affected by the adjournment that are represented at the Shareholder Meeting in person or by proxy. The persons named as proxies will vote those proxies which they are entitled to vote FOR the Proposal in favor of such adjournments, and will vote those proxies required to be voted AGAINST the Proposal against any such adjournment. The persons named as proxies will vote in their discretion on any other business that may properly come before the Shareholder Meeting or any adjournments or postponements thereof.

     Any shareholder who has given his or her proxy to someone has the power to revoke that proxy at any time prior to its exercise by executing a superseding proxy, by the Funds’ receipt of a subsequent valid internet or telephonic vote or by submitting a written notice of revocation to the secretary of the Trust. In addition,

13

although mere attendance at the Shareholder Meeting will not revoke a proxy, a shareholder present at the Shareholder Meeting may withdraw his or her proxy by written instrument and vote in person. All properly given and unrevoked proxies received in time for the Shareholder Meeting will be voted in accordance with the instructions contained in the proxies. If no instruction is given, the persons named as proxies will vote the shares represented thereby in favor of the Proposal described above, and will use their best judgment in connection with the transaction of such other business as may properly come before the Shareholder Meeting or any adjournment thereof.

Method of Proxy Solicitation.

     In addition to soliciting proxies by mail, the Adviser may have one or more of the Trust’s officers, representatives or compensated third-party agents, including AST Fund Solutions, LLC, aid in the solicitation of proxies by personal interview, telephone, telegraph, facsimile or electronic means and may request brokerage houses and other custodians, nominees and fiduciaries to forward proxy soliciting material to the beneficial owners of the Shares held of record by such persons.

     The Adviser may also arrange to have votes recorded by telephone, the Internet or other electronic means. The voting procedures used in connection with such voting methods are designed to authenticate shareholders’ identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been properly recorded.

     Persons holding Shares as nominees will be reimbursed by the Adviser, upon request, for the reasonable expenses of mailing soliciting materials to the principals of the accounts. The costs are allocated among the Funds based upon the number of shareholder accounts in each Fund.

Other Matters.

     No business other than the matters described above is expected to come before the Shareholder Meeting, but should any other matter requiring a vote of shareholders arise, including any question as to adjournment of the Shareholder Meeting, the persons named as proxies will vote thereon in their discretion according to their best judgment in the interests of the Fund and its shareholders.

Principal Holders of the Fund’s Shares.

     The beneficial or record owners of more than 5% of the outstanding Shares of each Fund as of the Record Date are in the table below.

     As of January 31, 2013, the persons listed in the table below are deemed to be control persons or principal owners of a Fund, as defined in the 1940 Act. Control persons own of record or beneficially 25% or more of a Fund’s outstanding

14

securities and are presumed to control a Fund for purposes of voting on matters submitted to a vote of shareholders. Principal holders own of record or beneficially 5% or more of a Fund’s outstanding voting securities.

     As of the Record Date, the Trustees and Officers, as a group (with the exception of Jon Burnham), owned approximately less than 1% of the outstanding Shares of each class of each Fund.

Name of Fund	Name of Control Person or Principal Holder and Percentage Ownership
Burnham Fund – Class A Shares	Charles Schwab & Co. Inc. 101 Montgomery St. San Francisco, CA 94104-4122 12.1457%

Burnham Fund – Class C Shares	None

Burnham Financial Services Fund – Class A	Charles Schwab & Co. Inc. 101 Montgomery St. San Francisco, CA 94104-4122 29.9885%

Burnham Financial Services Fund – Class C	Ameritrade Inc. P.O. Box 2226 Omaha, NE 68103-2226 7.1643%

Burnham Financial Industries Fund – Class A	Charles Schwab & Co. Inc. 101 Montgomery St. San Francisco, CA 94104-4122 31.4321%

Financial Industries Fund – Burnham Class C	RBC Capital Markets Corp. FBO Chris K. Chun and Shanel L. Chun Rancho Palos Verdes, CA 90275 6.8204%

Investment Adviser and Sub-Adviser

     Burnham Asset Management Corporation, located at 1325 Avenue of the Americas, 26th Floor, New York, NY 10019, serves as each Fund’s investment adviser. Mendon Capital Advisors Corp., located at 150 Allens Creek Road, Rochester, NY 14618, serves as sub-adviser to the Burnham Financial Services Fund and Burnham Financial Industries Fund.

Administrator, Sub-Administrator and Distributor

     Burnham Asset Management Corporation also serves as the Trust’s administrator and Burnham Securities Inc., 1325 Avenue of the Americas, 26th Floor, New York, NY, serves as the Trust’s Distributor. Effective November 1,

15

2012, UMB Fund Services, Inc., located at 803 W. Michigan Street, Milwaukee, WI 53233, serves as the Funds’ sub-administrator. Prior to November 1, 2012, Brown Brothers Harriman & Co. served as the Funds’ sub-administrator.

Procedures for Shareholder Communications with the Board

     The Trust’s Board of Trustees will receive and review written correspondence from shareholders. Shareholders may address correspondence to individual Trustees or to the full Board at the Trust’s principal business address. The Board or an individual Trustee will respond to shareholder correspondence in a manner that the Board or Trustee deems appropriate given the subject matter of the particular correspondence.

     The Trust maintains copies of all correspondence addressed to individual Trustees or the Board. Copies of all such correspondence are forwarded promptly to an individual Trustee or the Board, as applicable. The Trust responds to any correspondence in the nature of routine operational matters, such as routine account inquiries, on a timely basis, notwithstanding that the correspondence is addressed to an individual Trustee or the Board, and communicates such response to the Board or Trustee to whom the correspondence was addressed.

Shareholder Proposals

     The Trust does not intend to hold meetings of shareholders except to the extent that such meetings may be required under the 1940 Act or state law. Shareholders who wish to submit proposals for inclusion in the proxy statement for a subsequent shareholder meeting should submit their written proposals to the Secretary of the Trust at 1325 Avenue of the Americas, 26th Floor, New York, NY 10019 within a reasonable time before such meeting. The timely submission of a proposal does not guarantee its consideration at the meeting.

Dated: March 1, 2013

     PLEASE COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED ENVELOPE. YOU MAY PROXY VOTE BY INTERNET OR TELEPHONE IN ACCORDANCE WITH THE INSTRUCTIONS SET FORTH ON THE ENCLOSED PROXY CARD. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

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     Exhibit A

Burnham Investors Trust

Nominating Committee Charter

     Function. The functions of the Nominating Committee of the Board of Trustees of Burnham Investors Trust (the “Trust”) are to:

•	Identify individuals qualified to become Board members;
•	Recommend to the Board the nominee(s) for election or appointment as Independent Trustees (as defined below) at the Trust’s meetings of shareholders, special or annual, if any, and to fill a vacancy of an Independent Trustee on the Board;
•	Review the qualifications of any person nominated to serve on the Board by a shareholder or recommended by any Trustee and to make a recommendation as to the qualifications of such person to the Independent Trustees and the Board;
•	Make recommendations to the Board regarding the size and composition of the Board and whether the composition of the Board is as prescribed by the Securities and Exchange Commission;
•	Recommend a retirement policy, if any, for Independent Trustees;
•	Make recommendations to the Board regarding continuing education for Board members; and
•	Make recommendations to the Independent Trustees and the Board regarding an appropriate level of compensation to be paid by the Trust to the Independent Trustees for their services as Trustees, members of committees of the Trust, chair positions and such other positions as the Nominating Committee considers appropriate.

     The Nominating Committee performs these functions to assist the Board and the Independent Trustees in carrying out their fiduciary responsibilities and the requirements of the Investment Company Act of 1940 and the rules thereunder with respect to the selection and nomination of members of the Board. Nomination of any person to serve on the Board as an Independent Trustee shall initially be acted upon by the Independent Trustees and then the entire Board. Nomination of any persons to serve on the Board other than as an Independent Trustees shall be made by the Board.

     The Committee shall have the authority to retain and terminate any search firm to be used to identify Independent Trustee candidates, including authority to approve the search firm’s fees and other retention terms. The Committee is empowered to cause the Trust to pay the compensation of any search firm engaged by the Committee.

A-1

     The Committee will make nominations for the appointment or election of Independent Trustees in accordance with the “Statement of Policy on Criteria for Selecting Independent Trustees” attached hereto as Annex A.

Candidates Recommended by Shareholders.

     The Committee will consider Independent Trustee candidates recommended by Trust shareholders. Any recommendation should be submitted in writing to the Secretary of the Trust, c/o Burnham Asset Management Corporation, 1325 Avenue of the Americas, New York, New York 10019. Any submission should include at a minimum the following information: As to each individual proposed for election or re-election as an Independent Trustee, the name, age, business address, residence address and principal occupation or employment of such individual, the class, series and number of shares of stock of the Trust that are beneficially owned by such individual, the date such shares were acquired and the investment intent of such acquisition, whether such shareholder believes such individual is, or is not, an Independent Trustee, and information regarding such individual that is sufficient, in the discretion of the Committee, to make such determination, and all other information relating to such individual that is required to be disclosed in solicitation of proxies for election of trustees in an election contest (even if an election contest is not involved) or is otherwise required, in each case pursuant to Regulation 14A (or any successor provision) under the Securities Exchange Act of 1934, as amended, and the rules thereunder (including such individual’s written consent to being named in the proxy statement as a nominee and to serving as a trustee (if elected)). In a case where the Trust is holding a meeting of shareholders, any such submission, in order to be considered for inclusion in the Trust’s proxy statement, should be submitted within a reasonable time before the Trust begins to print and mail its proxy statement. Any such submission must also be submitted by such date and contain such other information as may be specified in the Trust’s By-laws.

Governance.

     The Committee shall normally be comprised of three or more members of the Board as determined by the Board, each of whom shall not be an “Interested Person,” as defined in Section 2(a)(19) of the Investment Company Act of 1940, of the Trust, any adviser or subadviser to a Fund, or the Trust’s principal underwriter (an “Independent Trustee”).

     The members of the Committee, who shall be appointed by the Board, shall serve until their successors are duly appointed and qualified. The Board may remove members of the Committee from such committee, with or without cause. Unless a Chair is elected by the full Board, the members of the Committee may designate a Chair by majority vote of the full Committee membership.

     The compensation of Committee members, if any, shall be as determined by the Board.

A-2

     The Committee shall meet with such frequency as the members of the Committee shall from time to time determine to be appropriate. Meetings of the Committee shall be open to all members of the Board; however, no member of the Board other than a member of the Committee shall have the right to vote on any matter brought before the Committee. All actions by the Committee shall be taken by a majority of the members of the Committee, regardless of the number of members of the Committee actually present at such meeting. Any action permitted to be taken by the Committee may be taken by written action signed by at least a majority of the members of the Committee.

     The Committee is authorized to confer as it deems necessary and to seek, as a Trust expense, the help of outside advisors and officers or other employees of the Trust.

     Approval of Charter. The Committee shall, from time to time as it deems appropriate, review and reassess the adequacy of this Charter, including Annex A, and recommend any proposed changes to the Board for approval. This Charter and any amendments are subject to approval by the Board.

A-3

Annex A to Nominating Committee Charter

Statement of Policy on Criteria for Selecting Independent Trustees

     The Committee expects that all candidates will have the following characteristics:

1.	The candidate may not be an “Interested Person” (within the meaning of the Investment Company Act of 1940) of the Trust, any adviser or subadviser to a Fund, or the Trust’s principal underwriter.
2.	The candidate should have a reputation for integrity, honesty and adherence to high ethical standards.
3.	The candidate should have a commitment to understand the Trust and the responsibilities of an Independent Trustee of an investment company and to regularly attend and participate in meetings of the Board and the committees of which the candidate would be a member.
4.	The candidate should not have a conflict of interest that would impair the candidate’s ability to represent the interests of all the shareholders and to fulfill the responsibilities of an Independent Trustee.
5.	The candidate should have the ability to serve a sufficient number of years before reaching the Trust’s mandatory retirement age for Independent Trustees.

     Nominees shall not be discriminated against on the basis of race, religion, national origin, sex, sexual orientation, disability or any other basis proscribed by law.

     For each candidate, the Committee will evaluate specific experience in light of the makeup of the then current Board.

     The Committee may determine that a candidate who does not have the type or previous experience or knowledge referred to above should nevertheless be considered as a nominee if the Committee finds that the candidate has additional qualifications such that his/her qualifications, taken as a whole, demonstrate the same level of fitness to serves as an Independent Trustee.

     At least one Independent Trustee should be an “audit committee financial expert,” as such term is defined by the SEC.

Application of Criteria to Existing Independent Trustees

     The re-nomination of existing Independent Trustees should not be viewed as automatic, but should be based on continuing qualification under the criteria set forth above. In addition, the Committee shall consider the existing Independent Trustees’ performance on the Board and any committee thereof.

A-4

Exhibit B

Burnham Investors Trust

     Approval of Audit, Audit-Related, Tax and Other Services
Provided by the Independent Registered Public Accounting Firm

Section I – Policy Purpose and Applicability

     Burnham Investors Trust (the “Trust”) recognizes the importance of maintaining the independence of its independent registered public accounting firm (the “auditors”). Maintaining independence is a shared responsibility involving the Trust’s management, its audit committee and its auditors.

     The Trust, on behalf of its series (the “Funds”), recognizes that the auditors: 1) possess knowledge of the operations of the Funds, 2) are able to incorporate certain services into the scope of their audit of the Funds’ financial statements, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Regulation S-X Rule 2-01(c)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the auditors to perform audit, audit-related, tax and other services under those circumstances, while also maintaining independence.

     Approval of a service in accordance with this policy for a particular Fund shall also constitute approval, subject to the same terms and conditions, for any other Fund whose pre-approval is required pursuant to Regulation S-X Rule 2-01(c)(7)(ii). This policy shall apply both to Funds existing on the date of its adoption and to Funds created thereafter.

     In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Regulation S-X Rule 2-01 may be approved by the Audit Committee itself (or such member or members of the Audit Committee as the Audit Committee may authorize to grant such approval) and any pre-approval that may be waived in accordance with Regulation S-X Rule 2-01(c)(7)(i)(C) is hereby waived.

     Selection of the auditors and their compensation for purposes of the annual audit shall be determined by the Audit Committee and shall not be subject to this policy.

Approved: March 2008
Amended: March 2011

B-1

Section II – Policy Detail

Service Category	Service Category Description	Specific Pre-Approved Service Subcategories	Audit Committee Approval Policy	Audit Committee Reporting Policy
1. Audit Services	Services that are directly related to performing the independent audit of the Funds’ financial statements

• Accounting research assistance

• SEC consultation, registration statements, and reporting

• Tax accrual related matters

• Implementation of new accounting standards

• Compliance letters (e.g., rating agency letters)

• Regulatory reviews and interpretive assistance regarding financial matters

• Semi-annual report reviews (if requested by the Audit Committee)

• Attest and agreed upon procedures required by statute

• “One-time” pre-approval for the audit period for all pre-approved specific service subcategories. Approval of the auditors as the independent registered public accounting firm for a Fund for a fiscal year shall constitute pre-approval for these services for such fiscal year.

• A summary of all such services and related fees reported at each regularly scheduled Audit Committee meeting.

B-2

Section II – Policy Detail, continued

Service Category	Service Category Description	Specific Pre-Approved Service Subcategories	Audit Committee Approval Policy	Audit Committee Reporting Policy
2. Audit-Related Services	Services which are not prohibited under Regulation S-X Rule 2-01(C)(4) (the “Rule”) and are related extensions of the audit services, support the audit, or use the knowledge/expertise gained from the audit procedures as a foundation to complete the project. In most cases, if the Audit-Related Services are not performed by the auditors, the scope of the Audit Services would likely increase. The Services are typically well-defined and governed by accounting professional standards (AICPA, SEC, etc.)

• AICPA attest and agreed-upon procedures

• Attest or agreed-upon procedures not required by statute or SEC or accounting regulations

• Technology control assessments

• Financial reporting control assessments

• Enterprise security architecture assessment

• Advice to Fund management as to accounting or disclosure treatment of transactions or events

• Advice to management as to accounting or disclosure treatment, or actual or potential impact of final or proposed rules, standards or interpretations of the SEC, FASB or other regulatory or standard setting bodies

• “One-time” pre-approval for a calendar year within a specified dollar limit ($25,000 in the aggregate for all pre-approved specific service subcategories for all Funds).

• Specific approval is needed to exceed the pre-approved dollar limit for these services (see general Audit Committee approval policy below for details on obtaining specific approvals).

• Specific approval is needed to use the auditors for Audit-Related Services not denoted as “pre-approved” in the column immediately to the left, or to add a specific service subcategory as “pre-approved.”

• A summary of all such services and related fees (including comparison to specified dollar limits) reported semi-annually to the Audit Committee.

B-3

Section II – Policy Detail, continued

Service Category	Service Category Description	Specific Pre-Approved Service Subcategories	Audit Committee Approval Policy	Audit Committee Reporting Policy
3. Tax Services	Tax services which are not prohibited by the Rule, if an officer of the Trust determines that using the auditors to provide these services creates significant synergy in the form of efficiency, minimized disruption, or the ability to maintain a desired level of confidentiality.

• Tax planning and support

• Tax controversy assistance

• Tax compliance, tax returns, excise tax returns and support

• Tax opinions

• Tax analysis regarding possible proposals for fund liquidations or reorganizations

• Tax analysis relating to particular types of securities or corporate action events

• Tax services relating to RIC qualification, shareholder reporting, information reporting, determining distributable income and gain, tax elections

• Tax services related to addition of new funds (i.e., startup issues, initial diversification and related matters)

• “One-time” pre-approval for a calendar year within a specified dollar limit ($25,000 in the aggregate for all pre- approved specific service subcategories for all Funds).

• Specific approval is needed to exceed the pre-approved dollar limits for these services (see general Audit Committee approval policy below for details on obtaining specific approvals).

• Specific approval is needed to use the auditors for tax services not denoted as “pre-approved” in the column immediately to the left, or to add a specific service subcategory as “pre- approved.”

• A summary of all such services and related fees (including comparison to specified dollar limits) reported semi-annually to the Audit Committee.

B-4

Section II – Policy Detail, continued

Service Category	Service Category Description	Specific Pre-Approved Service Subcategories	Audit Committee Approval Policy	Audit Committee Reporting Policy
4. Other Services – Synergistic, unique qualifications	Other services which are not prohibited by the Rule, if an officer of the Trust determines that using the auditors to provide these services creates significant synergy in the form of efficiency, minimized disruption, the ability to maintain a desired level of confidentiality, or where the auditors possess unique or superior qualifications to provide these services, resulting in superior value and results for the Fund.	• Business Risk Management support • Other control and regulatory compliance projects, including Rule 17f-2 “self-custody” verification for the Funds

• “One-time” pre-approval for a calendar year within a specified dollar limit ($25,000 in the aggregate for all pre- approved specific service subcategories).

• Specific approval is needed to exceed the pre-approved dollar limits for these services (see general Audit Committee approval policy below for details on obtaining specific approvals).

• Specific approval is needed to use the auditors for “Synergistic” or “Unique Qualifications” or Other Services not denoted as “pre-approved” in the column immediately to the left, or to add a specific service subcategory as “pre-approved.”

• A summary of all such services and related fees (including comparison to specified dollar limits) reported semi-annually to the audit committee.

B-5

Section II – Policy Detail, continued

Service Category	Service Category Description	Specific Pre-Approved Service Subcategories	Audit Committee Approval Policy	Audit Committee Reporting Policy
Prohibited Services	Services which result in the auditors losing independence status under the Rule.

1. Bookkeeping or other services related to the accounting records or financial statements of the audit client*

2. Financial information systems design and implementation*

3. Appraisal or valuation services, fairness* opinions, or contribution-in-kind reports

4. Actuarial services (i.e., setting actuarial reserves versus actuarial audit work)*

5. Internal audit outsourcing services*

6. Management functions or human resources

7. Broker or dealer, investment advisor, or investment banking services

8. Legal services

9. Expert services unrelated to the audit

10. Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible

• These services are not to be performed with the exception of the services denoted by an asterisk (*) (subcategories 1 through 5 in the column immediately to the left) that may be permitted if they would not be subject to audit procedures at the audit client (as defined in Rule 2-01(f)(4)) level by the firm providing the service.

• A summary of all services and related fees reported at each regularly scheduled Audit Committee meeting will serve as continual confirmation that has not provided any restricted services.

B-6

General Audit Committee Approval Policy:

•	For all projects, the officers of the Trust and the auditors will each make an assessment to determine that any proposed projects will not impair the auditors’ independence.

     Potential services by the auditors will be classified by officers of the Trust and the auditors into the four non-restricted service categories denoted by Sections I-IV above and this “Approval of Audit, Audit-Related, Tax and Other Services” Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth in this Policy must be specifically approved by the Audit Committee (or such member or members of the Audit Committee as the Audit Committee may authorize to grant such approval).

•	Annually, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.
B-7

THREE EASY WAYS TO VOTE YOUR PROXY.

To vote by Telephone

1) Read the proxy statement and have this proxy card at hand.

2) Call 1-877-536-1561.

3) Follow the recorded instructions.

4) To revoke or change vote, call again and follow the recorded instructions.

To vote by Internet

1) Read the proxy statement and have this proxy card at hand.

2) Go to website www.proxyonline.us

3) Follow the on-screen instructions.

4) To revoke or change vote, log in again and follow the on-screen instructions.

To vote by Mail 1) Read the proxy statement. 2) Check the appropriate box on the reverse side. 3) Sign and date the proxy card. 4) Return the proxy card in the envelope provided.

IF YOU VOTE BY TELEPHONE OR INTERNET, DO NOT MAIL YOUR CARD.

PROXY

Burnham Fund

(A Series of Burnham Investors Trust)

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

SPECIAL MEETING OF SHAREHOLDERS

April 25, 2013

This Proxy is solicited on behalf of the Board of Trustees of the Burnham Investors Trust (the “Trust”) for the Special Meeting of Shareholders (the “Shareholder Meeting”) and related to the proposal with respect to the Trust’s Burnham Fund (the “Fund”). The undersigned hereby appoints Thomas Calabria, Pat Colletti, and Frank Passantino, and each of them, proxies for the undersigned, with full power of substitution and revocation to represent the undersigned and to vote on behalf of the undersigned all shares of the Fund which the undersigned is entitled to vote at the Shareholder Meeting to be held at 11:00 a.m. (Eastern time), on April 25, 2013, at 1325 Avenue of the Americas, 26th Floor, New York, NY 10019, and any adjournment(s) or postponement(s) thereof. In their discretion, the proxies, and each of them, also are authorized to vote upon any other business that may properly come before the Shareholder Meeting or any adjournment(s) or postponement(s) thereof.

YOUR VOTE IS IMPORTANT. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS INSTRUCTED. UNLESS INDICATED TO THE CONTRARY, THIS PROXY SHALL BE DEEMED TO GRANT AUTHORITY TO VOTE “FOR” THE PROPOSAL RELATING TO THE FUND WITH DISCRETIONARY AUTHORITY TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE SHAREHOLDER MEETING OR ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS AND THE PROXY STATEMENT, DATED MARCH 1, 2013, AND HEREBY REVOKES ANY PROXY PREVIOUSLY GIVEN.

Date ________________, ______________

________________________________________________

Signature (s) (if held jointly)

Please sign exactly as name(s) appears above. If shares are held in the name of joint owners, each should sign. If signing as an attorney-in-fact, executor, administrator, trustee, guardian or some other representative capacity you should so indicate. If shareholder is a corporation or partnership, please sign in full corporate or partnership name by an authorized person.

1

PLEASE MARK YOUR VOTE BELOW IN BLUE OR BLACK INK

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE IF YOU ARE NOT VOTING BY TELEPHONE OR INTERNET.

Proposal: Election of Four (4) Trustees:

Nominees:	(01) Jon M. Burnham (02) William F. Connell	(03) Bruce Mac Corkindale (04) Margaret M. Eisen	FOR all nominees (except as marked to the contrary at left) ☐	WITHHOLD AUTHORITY to vote for all nominees ☐

(INSTRUCTION: To withhold authority for any individual nominee(s), write the name(s) of the nominee(s) on the line above.)

2

THREE EASY WAYS TO VOTE YOUR PROXY.

To vote by Telephone

1) Read the proxy statement and have this proxy card at hand.

2) Call 1-877-536-1561.

3) Follow the recorded instructions.

4) To revoke or change vote, call again and follow the recorded instructions.

To vote by Internet

1) Read the proxy statement and have this proxy card at hand.

2) Go to website www.proxyonline.us

3) Follow the on-screen instructions.

4) To revoke or change vote, log in again and follow the on-screen instructions.

To vote by Mail 1) Read the proxy statement. 2) Check the appropriate box on the reverse side. 3) Sign and date the proxy card. 4) Return the proxy card in the envelope provided.

IF YOU VOTE BY TELEPHONE OR INTERNET, DO NOT MAIL YOUR CARD.

PROXY

Burnham Financial Industries Fund

(A Series of Burnham Investors Trust)

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

SPECIAL MEETING OF SHAREHOLDERS

April 25, 2013

This Proxy is solicited on behalf of the Board of Trustees of the Burnham Investors Trust (the “Trust”) for the Special Meeting of Shareholders (the “Shareholder Meeting”) and related to the proposal with respect to the Trust’s Burnham Financial Industries Fund (the “Fund”). The undersigned hereby appoints Thomas Calabria, Pat Colletti, and Frank Passantino, and each of them, proxies for the undersigned, with full power of substitution and revocation to represent the undersigned and to vote on behalf of the undersigned all shares of the Fund which the undersigned is entitled to vote at the Shareholder Meeting to be held at 11:00 a.m. (Eastern time), on April 25, 2013, at 1325 Avenue of the Americas, 26th Floor, New York, NY 10019, and any adjournment(s) or postponement(s) thereof. In their discretion, the proxies, and each of them, also are authorized to vote upon any other business that may properly come before the Shareholder Meeting or any adjournment(s) or postponement(s) thereof.

YOUR VOTE IS IMPORTANT. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS INSTRUCTED. UNLESS INDICATED TO THE CONTRARY, THIS PROXY SHALL BE DEEMED TO GRANT AUTHORITY TO VOTE “FOR” THE PROPOSAL RELATING TO THE FUND WITH DISCRETIONARY AUTHORITY TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE SHAREHOLDER MEETING OR ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS AND THE PROXY STATEMENT, DATED MARCH 1, 2013, AND HEREBY REVOKES ANY PROXY PREVIOUSLY GIVEN.

Date ________________, ______________

________________________________________________

Signature (s) (if held jointly)

Please sign exactly as name(s) appears above. If shares are held in the name of joint owners, each should sign. If signing as an attorney-in-fact, executor, administrator, trustee, guardian or some other representative capacity you should so indicate. If shareholder is a corporation or partnership, please sign in full corporate or partnership name by an authorized person.

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PLEASE MARK YOUR VOTE BELOW IN BLUE OR BLACK INK

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE IF YOU ARE NOT VOTING BY TELEPHONE OR INTERNET.

Proposal: Election of Four (4) Trustees:

Nominees:	(01) Jon M. Burnham (02) William F. Connell	(03) Bruce Mac Corkindale (04) Margaret M. Eisen	FOR all nominees (except as marked to the contrary at left) ☐	WITHHOLD AUTHORITY to vote for all nominees ☐

(INSTRUCTION: To withhold authority for any individual nominee(s), write the name(s) of the nominee(s) on the line above.)

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THREE EASY WAYS TO VOTE YOUR PROXY.

To vote by Telephone

1) Read the proxy statement and have this proxy card at hand.

2) Call 1-877-536-1561.

3) Follow the recorded instructions.

4) To revoke or change vote, call again and follow the recorded instructions.

To vote by Internet

1) Read the proxy statement and have this proxy card at hand.

2) Go to website www.proxyonline.us

3) Follow the on-screen instructions.

4) To revoke or change vote, log in again and follow the on-screen instructions.

To vote by Mail 1) Read the proxy statement. 2) Check the appropriate box on the reverse side. 3) Sign and date the proxy card. 4) Return the proxy card in the envelope provided.

IF YOU VOTE BY TELEPHONE OR INTERNET, DO NOT MAIL YOUR CARD.

PROXY

Burnham Financial Services Fund

(A Series of Burnham Investors Trust)

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

SPECIAL MEETING OF SHAREHOLDERS

April 25, 2013

This Proxy is solicited on behalf of the Board of Trustees of the Burnham Investors Trust (the “Trust”) for the Special Meeting of Shareholders (the “Shareholder Meeting”) and related to the proposal with respect to the Trust’s Burnham Financial Services Fund (the “Fund”). The undersigned hereby appoints Thomas Calabria, Pat Colletti, and Frank Passantino, and each of them, proxies for the undersigned, with full power of substitution and revocation to represent the undersigned and to vote on behalf of the undersigned all shares of the Fund which the undersigned is entitled to vote at the Shareholder Meeting to be held at 11:00 a.m. (Eastern time), on April 25, 2013, at 1325 Avenue of the Americas, 26th Floor, New York, NY 10019, and any adjournment(s) or postponement(s) thereof. In their discretion, the proxies, and each of them, also are authorized to vote upon any other business that may properly come before the Shareholder Meeting or any adjournment(s) or postponement(s) thereof.

YOUR VOTE IS IMPORTANT. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS INSTRUCTED. UNLESS INDICATED TO THE CONTRARY, THIS PROXY SHALL BE DEEMED TO GRANT AUTHORITY TO VOTE “FOR” THE PROPOSAL RELATING TO THE FUND WITH DISCRETIONARY AUTHORITY TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE SHAREHOLDER MEETING OR ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS AND THE PROXY STATEMENT, DATED MARCH 1, 2013, AND HEREBY REVOKES ANY PROXY PREVIOUSLY GIVEN.

Date ________________, ______________

________________________________________________

Signature (s) (if held jointly)

Please sign exactly as name(s) appears above. If shares are held in the name of joint owners, each should sign. If signing as an attorney-in-fact, executor, administrator, trustee, guardian or some other representative capacity you should so indicate. If shareholder is a corporation or partnership, please sign in full corporate or partnership name by an authorized person.

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PLEASE MARK YOUR VOTE BELOW IN BLUE OR BLACK INK

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE IF YOU ARE NOT VOTING BY TELEPHONE OR INTERNET.

Proposal: Election of Four (4) Trustees:

Nominees:	(01) Jon M. Burnham (02) William F. Connell	(03) Bruce Mac Corkindale (04) Margaret M. Eisen	FOR all nominees (except as marked to the contrary at left) ☐	WITHHOLD AUTHORITY to vote for all nominees ☐

(INSTRUCTION: To withhold authority for any individual nominee(s), write the name(s) of the nominee(s) on the line above.)

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